                               ALLSTATE LIFE INSURANCE COMPANY
                              ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                                         Supplement, dated October 18, 2010, to the
                                                         following Prospectuses, as supplemented:

                              Allstate Advisor, dated May 1, 2010 (Allstate Life Insurance Company)
                              Allstate Advisor, dated May 1, 2007 (Allstate Life Insurance Company of New York)
                              STI Classic Variable Annuity, dated May 1, 2004
                              Allstate Provider, dated May 1, 2004

This supplement amends the above-referenced prospectuses for certain Variable Annuity contracts issued by Allstate Life Insurance Company or Allstate Life Insurance Company of New York, as applicable.

Effective as of November 19, 2010 (the Closure Date), the following variable sub-accounts available in the above-referenced Variable Annuities will be closed to all contract owners except those contract owners who have contract value invested in the variable sub-accounts as of the Closure Date:

                 Oppenheimer Balanced Fund/VA—Service Shares
                 Oppenheimer Balanced Fund/VA—Initial Shares

Contract owners who have contract value invested in these variable sub-accounts as of the Closure Date may continue to submit additional investments into the variable sub-accounts thereafter, although they will not be permitted to invest in the variable sub-accounts if they withdraw or otherwise transfer their entire contract value from the variable sub-accounts following the Closure Date.  Contract owners who do not have contract value invested in the variable sub-accounts as of the Closure Date will not be permitted to invest in these variable sub-accounts thereafter.

Dollar cost averaging and/or auto-rebalancing, if elected by a contract owner, will not be affected by the closure.

If you have any questions, please contact your financial representative or our Variable Annuity Service Center at (800) 457-7617.  Our representatives are available to assist you from 7:30 a.m. to 5 p.m. Central time.

Please read the prospectus supplement carefully and then file it with your important papers. No other action is required of you.